Exhibit 4.2

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Robert M. Johnson, Esq.

FIRST SUPPLEMENTAL INDENTURE

Dated as of June 19, 2020

SUPPLEMENT TO INDENTURE OF MORTGAGE

Dated as of June 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

ISSUER (MORTGAGOR)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE (MORTGAGEE)

EXHIBIT A FORM OF FLOATING RATE FIRST MORTGAGE BOND DUE 2022

EXHIBIT B FORM OF 1.75% FIRST MORTGAGE BOND DUE 2022

EXHIBIT C FORM OF 2.10% FIRST MORTGAGE BOND DUE 2027

EXHIBIT D FORM OF 2.50% FIRST MORTGAGE BOND DUE 2031

EXHIBIT E FORM OF 3.30% FIRST MORTGAGE BOND DUE 2040

EXHIBIT F FORM OF 3.50% FIRST MORTGAGE BOND DUE 2050

i

FIRST SUPPLEMENTAL INDENTURE, dated as of June 19, 2020 (this “First Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. Pursuant to Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this First Supplemental Indenture for the purposes of establishing the terms of six series of Bonds.

D. The execution and delivery of this First Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

E. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

F. The Company has done all things necessary to make this First Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bonds of the series established hereby, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

The following additional definitions are hereby established for purposes of this First Supplemental Indenture and shall have the meanings set forth in this First Supplemental Indenture only for purposes of this First Supplemental Indenture:

“2022 Par Call Date” means June 16, 2021.

“2027 Par Call Date” means June 1, 2027.

“2031 Par Call Date” means November 1, 2030.

“2040 Par Call Date” means February 1, 2040.

“2050 Par Call Date” means February 1, 2050.

“Adjusted Treasury Rate” means, with respect to any Redemption Date and a series of Bonds, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Benchmark” means, initially, three-month U.S. dollar LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to three-month U.S. dollar LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if the Company (or the Designee) cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)	the sum of (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(5)

the sum of (a) the alternate rate of interest that has been selected by the Company (or the Designee) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate securities at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or the Designee) as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or the Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period and other administrative matters) that the Company (or the Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or the Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or the Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or the Designee) determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

(3)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Bonds of the Initial Series” means the Floating Rate Bonds, the 2022 Bonds, the 2027 Bonds, the 2031 Bonds, the 2040 Bonds and the 2050 Bonds.

“Calculation Agency Agreement” means the Calculation Agency Agreement, dated as of June 19, 2020, by and between the Calculation Agent and the Company, as such agreement may be amended, modified or supplemented from time to time.

“Calculation Agent” has the meaning set forth in Section 205(a).

“Comparable Treasury Issue” means, with respect to any Redemption Date and a series of Bonds, the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Bonds to be redeemed (assuming, for such purpose, that the 2022 Bonds matured on the 2022 Par Call Date, the 2027 Bonds matured on the 2027 Par Call Date, the 2031 Bonds matured on the 2031 Par Call Date, the 2040 Bonds matured on the 2040 Par Call Date and the 2050 Bonds matured on the 2050 Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date and a series of Bonds:

(1)	the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

(2)	if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Company (or the Designee) in accordance with:

(1)	the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2)

if and to the extent that the Company (or the Designee) determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company (or the Designee) giving due consideration to any industry-accepted market practice for U.S. dollar-denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the Margin.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Designee” has the meaning set forth in Section 205(a).

“DTC” means The Depository Trust Company.

“Escrow Account” means the escrow account established pursuant to Section 3(a) of the Escrow Agreement.

“Escrow Agent” means The Bank of New York Mellon Trust Company, N.A., as escrow agent under the Escrow Agreement, and its successors and assigns.

“Escrow Agreement” means that certain Escrow Deposit and Disbursement Agreement, dated as of June 19, 2020, by and among the Company, the Escrow Agent and the Trustee.

“Escrow Conditions” means the conditions set forth in Section 5 of the Escrow Agreement that must be satisfied prior to the release of funds from the Escrow Account to the Company, other than for the purpose of paying the Special Redemption Price on the Special Redemption Date.

“Escrow Release Date” means the date, if any, when all the Escrow Conditions have been satisfied and funds held in the Escrow Account are released to the Company.

“Interest Determination Date” has the meaning set forth in Section 205.

“Interest Rate” has the meaning set forth in Section 205(a).

“Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, excluding the applicable ISDA Fallback Adjustment.

“LIBOR” means the three-month U.S. dollar London Interbank Offered Rate.

“London Business Day” means any day on which dealings in United States dollars are transacted on the London interbank market.

“Margin” has the meaning provided in Section 205(a).

“Mandatory Redemption Event” means the failure of the Escrow Release Date to occur on or before September 9, 2020.

“Original Issue Date” means June 19, 2020.

“Permitted Investments” means (a) cash and (b) U.S. Government Securities maturing no later than the Special Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the Bonds.

“Redemption Price” means (1) with respect to the Floating Rate Bonds, the price at which the Floating Rate Bonds may be redeemed pursuant to Section 209(b) hereto, (2) with respect to the 2022 Bonds, the price at which the 2022 Bonds may be redeemed pursuant to Section 308(a) or Section 308(b) hereto, as applicable, (3) with respect to the 2027 Bonds, the price at which the 2027 Bonds may be redeemed pursuant to Section 408(a) or Section 408(b) hereto, as applicable, (4) with respect to the 2031 Bonds, the price at which the 2031 Bonds may be redeemed pursuant to Section 508(a) or Section 508(b) hereto, as applicable, (5) with respect to the 2040 Bonds, the price at which the 2040 Bonds may be redeemed pursuant to Section 608(a) or Section 608(b) hereto, as applicable and (6) with respect to the 2050 Bonds, the price at which the 2050 Bonds may be redeemed pursuant to Section 708(a) or Section 708(b) hereto, as applicable.

“Redemption Trigger Date” means September 9, 2020.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is three-month U.S. dollar LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such determination, and (2) if the Benchmark is not three-month U.S. dollar LIBOR, the time determined by the Company (or the Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC and (2) one other primary dealer in certain U.S. government securities selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NY Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NY Federal Reserve or any successor thereto.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying LIBOR for U.S. dollar deposits of major banks).

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NY Federal Reserve, as the administrator of the benchmark, or a successor administrator, on the website of the NY Federal Reserve at http://www.newyorkfed.org, or any successor source.

“Special Redemption” has the meaning provided in Section 801(c).

“Special Redemption Date” means the earlier of (a) September 14, 2020 or (b) any other earlier Business Day selected by the Company and set forth in the notice of redemption, with respect to a Special Redemption, given to the Holders in accordance with Section 6.04 of the Mortgage Indenture.

“Special Redemption Price” means, with respect to each series of Bonds, an amount of cash equal to 101% of the principal amount of the Bonds of such series to be redeemed on the Special Redemption Date plus accrued and unpaid interest thereon, if any, to, but not including, the Special Redemption Date.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement, excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities” means any:

(1)

security which is (i) a direct obligation of the United States for the payment of which the full faith and credit of the United States is pledged or (ii) an obligation of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in the case of clause (i) or (ii), is not callable or redeemable at the option of the issuer of the obligation; and

(2)

depositary receipt issued by a bank (as defined in the Securities Act) as custodian with respect to any security specified in clause (a) above and held by such bank for the account of the holder of such depositary receipt or with respect to any specific payment of principal of or interest on any such security held by any such bank, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Securities or the specific payment of interest on or principal of the U.S. Government Securities evidenced by such depositary receipt.

ARTICLE II

ESTABLISHMENT OF FLOATING RATE FIRST MORTGAGE BONDS DUE 2022

SECTION 201 Establishment and Designation of the Floating Rate Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes the Bonds of the first series as the “Floating Rate First Mortgage Bonds due 2022” (“Floating Rate Bonds”). The Floating Rate Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising Floating Rate Bonds shall have identical terms as the Floating Rate Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 202 Form of Floating Rate Bonds.

The Floating Rate Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit A.

SECTION 203 Principal Amount.

The Floating Rate Bonds shall be issued in an initial aggregate principal amount of $500,000,000.

SECTION 204 Stated Maturity; Minimum Denominations.

The Floating Rate Bonds shall have a Stated Maturity of June 16, 2022.

The Floating Rate Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 205 Interest.

(a) Except as set forth in this Section 205, the Floating Rate Bonds will bear interest for each interest period at a rate determined by the Calculation Agent (as defined below). The Calculation Agent is The Bank of New York Mellon Trust Company, N.A., until such time as the Company appoints a successor calculation agent (herein called the “Calculation Agent”, which term includes any successor Calculation Agent under the Mortgage Indenture). The interest rate for the Floating Rate Bonds (the “Interest Rate”) for a particular interest period will be a per annum rate equal to LIBOR as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent plus 1.48% (the “Margin”). The Interest Rate on the Floating Rate Bonds will be reset on the first day of each interest period other than the initial interest period (each an “Interest Reset Date”). Interest on the Floating Rate Bonds will be payable quarterly March 16, June 16, September 16 and December 16 of each year, beginning September 16, 2020. An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial interest period, commencing on June 19, 2020) and ending on the day preceding the next Interest Payment Date.

The interest determination date for an interest period will be the second London Business Day preceding such interest period (the “Interest Determination Date”). Promptly upon determination, the Calculation Agent will inform the Trustee and the Company, or as set forth in this Section 205, the Company or its designee (which may be an independent financial advisor or such other designee of the Company (any of such entities, a “Designee”)) will inform the Trustee, of the Interest Rate for the next interest period. Absent manifest error, the determination of the Interest Rate by the Calculation Agent, or as set forth in this Section 205, by the Company (or the Designee), shall be binding and conclusive on the Holders of the Floating Rate Bonds, the Trustee and the Company. For the avoidance of doubt, in no event shall the Calculation Agent or the Trustee be the Designee.

In no event shall the Calculation Agent be responsible for determining any substitute for LIBOR, or for making any adjustments to any alternative benchmark or spread thereon, the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark. In connection with the foregoing, the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company (or the Designee) and shall have no liability for such actions taken at the direction of the Company.

Any determination, decision or election that may be made by the Company (or the Designee) in connection with a Benchmark Transition Event or a Benchmark Replacement, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary herein, will become effective without consent from any other party. None of the Trustee or the Calculation Agent will have any liability for any determination made by or on behalf of the Company (or the Designee) in connection with a Benchmark Transition Event or a Benchmark Replacement.

On any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date.

(b) Upon written request from any Holder of Floating Rate Bonds, the Calculation Agent will provide the Interest Rate in effect for the Floating Rate Bonds for the current interest period and, if it has been determined, the Interest Rate to be in effect for the next interest period.

(c) All percentages resulting from any calculation of any Interest Rate for the Floating Rate Bonds will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

(d) The Interest Rate on the Floating Rate Bonds will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the Interest Rate on the Floating Rate Bonds will in no event be lower than zero.

(e) Interest on the Floating Rate Bonds will accrue from June 19, 2020, or from the most recent Interest Payment Date to which interest has been paid or provided for. If any Interest Payment Date (other than the maturity date) falls on a date that is not a Business Day, the payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date (as so adjusted). If the maturity date of the Floating Rate Bonds falls on a day that is not a Business Day, then the related payment of principal and interest will be made on the next day that is a Business Day with the same effect as if made on the date that the payment was first due, and no interest will accrue on the amount so payable for the period from the maturity date. Interest on the Floating Rate Bonds will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

(f) If LIBOR cannot be determined on the Interest Determination Date as described in Section 205(a), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Company for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Company are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR will be the same as the rate determined for the initial interest period.

(g) Notwithstanding Sections 205(e) and 205(f), if the Company (or the Designee) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then current Benchmark, then (i) the Company shall promptly provide notice of such determination to the Calculation Agent and (ii) the provisions set forth in Section 205(h) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the Floating Rate Bonds during the relevant interest period. In accordance with Section 205(h), after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Floating Rate Bonds will be an annual rate equal to the sum of the Benchmark Replacement and the Margin as determined by the Company or its Designee.

The foregoing notwithstanding, if the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant Interest Determination Date, the Interest Rate for the applicable interest period will be equal to the Interest Rate on the last Interest Determination Date for the Floating Rate Bonds, as determined by the Company or its Designee.

The Calculation Agent will, upon the request of any holder of the Floating Rate Bonds, provide the Interest Rate then in effect with respect to the Floating Rate Bonds. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Bonds.

(h) If the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Bonds in respect of such determination on such date and all determinations on all subsequent dates.

In connection with the implementation of a Benchmark Replacement, the Company (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision, election or calculation that may be made by the Company (or the Designee) pursuant to this Section 205(h), including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Floating Rate Bonds, shall become effective without consent from the Holders of the Floating Rate Bonds or any other party.

SECTION 206 No Sinking Fund.

No sinking fund is provided for any of the Floating Rate Bonds.

SECTION 207 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Floating Rate Bonds. The Place of Payment of the Floating Rate Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 208 Global Securities; Appointment of Depositary for Global Securities.

The Floating Rate Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all Floating Rate Bonds, and the Floating Rate Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Bonds or any transactions between the Depositary and beneficial owners.

SECTION 209 Optional Redemption.

(a) Prior to June 16, 2021, we may not redeem the Floating Rate Bonds.

(b) Subject to the terms and conditions of the Mortgage Indenture, Floating Rate Bonds are redeemable at the option of the Company, in whole or in part at any time on or after June 16, 2021 at a Redemption Price equal to 100% of the principal amount of the Floating Rate Bonds to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Company shall calculate the Redemption Price for the redemption of any Floating Rate Bonds pursuant to Section 209(b), and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the Floating Rate Bonds to be redeemed on such Redemption Date.

(d) Notice of any redemption pursuant to Section 209(b) shall be given (i) to Holders of the Floating Rate Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 210 Other Terms of the Floating Rate Bonds.

The other terms of the Floating Rate Bonds shall be as expressly set forth herein and in Exhibit A.

ARTICLE III

ESTABLISHMENT OF 1.75% FIRST MORTGAGE BONDS DUE 2022

SECTION 301 Establishment and Designation of the 2022 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes the Bonds of the second series as the “1.75% First Mortgage Bonds due 2022” (the “2022 Bonds”). The 2022 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2022 Bonds shall have identical terms as the 2022 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 302 Form of 2022 Bonds.

The 2022 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit B.

SECTION 303 Principal Amount.

The 2022 Bonds shall be issued in an initial aggregate principal amount of $2,500,000,000.

SECTION 304 Interest Rate; Stated Maturity; Minimum Denominations.

The 2022 Bonds shall bear interest at the rate of 1.75% per annum and shall have a Stated Maturity of June 16, 2022.

The 2022 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 305 No Sinking Fund.

No sinking fund is provided for any of the 2022 Bonds.

SECTION 306 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2022 Bonds. The Place of Payment of the 2022 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 307 Global Securities; Appointment of Depositary for Global Securities.

The 2022 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2022 Bonds, and the 2022 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2022 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 308 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, 2022 Bonds are redeemable at the option of the Company, in whole or in part at any time after the Escrow Release Date and prior to the 2022 Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2022 Bonds to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Bonds to be redeemed that would be due if the 2022 Bonds matured on the 2022 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 25 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, at any time on or after the 2022 Par Call Date, the 2022 Bonds are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2022 Bonds to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2022 Bonds pursuant to Section 308(a) or Section 308(b), and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2022 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to Section 308(a) or Section 308(b) shall be given (i) to Holders of the 2022 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 309 Other Terms of the Bonds of the 2022 Bonds.

The other terms of the 2022 Bonds shall be as expressly set forth herein and in Exhibit B.

ARTICLE IV

ESTABLISHMENT OF 2.10% FIRST MORTGAGE BONDS DUE 2027

SECTION 401 Establishment and Designation of the 2027 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes the Bonds of the third series as the “2.10% First Mortgage Bonds due 2027” (the “2027 Bonds”). The 2027 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2027 Bonds shall have identical terms as the 2027 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 402 Form of 2027 Bonds.

The 2027 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit C.

SECTION 403 Principal Amount.

The 2027 Bonds shall be issued in an initial aggregate principal amount of $1,000,000,000.

SECTION 404 Interest Rate; Stated Maturity; Minimum Denominations.

The 2027 Bonds shall bear interest at the rate of 2.10% per annum and shall have a Stated Maturity of August 1, 2027.

The 2027 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 405 No Sinking Fund.

No sinking fund is provided for any of the 2027 Bonds.

SECTION 406 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2027 Bonds. The Place of Payment of the 2027 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 407 Global Securities; Appointment of Depositary for Global Securities.

The 2027 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2027 Bonds, and the 2027 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2027 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 408 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, 2027 Bonds are redeemable at the option of the Company, in whole or in part at any time after the Escrow Release Date and prior to the 2027 Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2027 Bonds to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Bonds to be redeemed that would be due if the 2027 Bonds matured on the 2027 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 25 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, at any time on or after the 2027 Par Call Date, the 2027 Bonds are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2027 Bonds to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2027 Bonds pursuant to Section 408(a) or Section 408(b), and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2027 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to Section 408(a) or Section 408(b) shall be given (i) to Holders of the 2027 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 409 Other Terms of the Bonds of the 2027 Bonds.

The other terms of the 2027 Bonds shall be as expressly set forth herein and in Exhibit C.

ARTICLE V

ESTABLISHMENT OF 2.50% FIRST MORTGAGE BONDS DUE 2031

SECTION 501 Establishment and Designation of the 2031 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes the Bonds of the fourth series as the “2.50% First Mortgage Bonds due 2031” (the “2031 Bonds”). The 2031 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2031 Bonds shall have identical terms as the 2031 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 502 Form of 2031 Bonds.

The 2031 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit D.

SECTION 503 Principal Amount.

The 2031 Bonds shall be issued in an initial aggregate principal amount of $2,000,000,000.

SECTION 504 Interest Rate; Stated Maturity; Minimum Denominations.

The 2031 Bonds shall bear interest at the rate of 2.50% per annum and shall have a Stated Maturity of February 1, 2031.

The 2031 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 505 No Sinking Fund.

No sinking fund is provided for any of the 2031 Bonds.

SECTION 506 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2031 Bonds. The Place of Payment of the 2031 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 507 Global Securities; Appointment of Depositary for Global Securities.

The 2031 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2031 Bonds, and the 2031 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2031 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 508 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, 2031 Bonds are redeemable at the option of the Company, in whole or in part at any time after the Escrow Release Date and prior to the 2031 Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2031 Bonds to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2031 Bonds to be redeemed that would be due if the 2031 Bonds matured on the 2031 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 30 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, at any time on or after the 2031 Par Call Date, the 2031 Bonds are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2031 Bonds to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2031 Bonds pursuant to Section 508(a) or Section 508(b), and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2031 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to Section 508(a) or Section 508(b) shall be given (i) to Holders of the 2031 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 509 Other Terms of the Bonds of the 2031 Bonds.

The other terms of the 2031 Bonds shall be as expressly set forth herein and in Exhibit D.

ARTICLE VI

ESTABLISHMENT OF 3.30% FIRST MORTGAGE BONDS DUE 2040

SECTION 601 Establishment and Designation of the 2040 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes the Bonds of the fifth series as the “3.30% First Mortgage Bonds due 2040” (the “2040 Bonds”). The 2040 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2040 Bonds shall have identical terms as the 2040 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 602 Form of 2040 Bonds.

The 2040 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit E.

SECTION 603 Principal Amount.

The 2040 Bonds shall be issued in an initial aggregate principal amount of $1,000,000,000.

SECTION 604 Interest Rate; Stated Maturity; Minimum Denominations.

The 2040 Bonds shall bear interest at the rate of 3.30% per annum and shall have a Stated Maturity of August 1, 2040.

The 2040 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 605 No Sinking Fund.

No sinking fund is provided for any of the 2040 Bonds.

SECTION 606 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2040 Bonds. The Place of Payment of the 2040 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 607 Global Securities; Appointment of Depositary for Global Securities.

The 2040 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2040 Bonds, and the 2040 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2040 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 608 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, 2040 Bonds are redeemable at the option of the Company, in whole or in part at any time after the Escrow Release Date and prior to the 2040 Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2040 Bonds to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2040 Bonds to be redeemed that would be due if the 2040 Bonds matured on the 2040 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 30 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, at any time on or after the 2040 Par Call Date, the 2040 Bonds are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2040 Bonds to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2040 Bonds pursuant to Section 608(a) or Section 608(b), and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2040 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to Section 608(a) or Section 608(b) shall be given (i) to Holders of the 2040 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 609 Other Terms of the Bonds of the 2040 Bonds.

The other terms of the 2040 Bonds shall be as expressly set forth herein and in Exhibit E.

ARTICLE VII

|ESTABLISHMENT OF 3.50% FIRST MORTGAGE BONDS DUE 2050

SECTION 701 Establishment and Designation of the 2050 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes the Bonds of the sixth series as the “3.50% First Mortgage Bonds due 2050” (the “2050 Bonds”). The 2050 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2050 Bonds shall have identical terms as the 2050 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 702 Form of 2050 Bonds.

The 2050 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit F.

SECTION 703 Principal Amount.

The 2050 Bonds shall be issued in an initial aggregate principal amount of $1,925,000,000.

SECTION 704 Interest Rate; Stated Maturity; Minimum Denominations.

The 2050 Bonds shall bear interest at the rate of 3.50% per annum and shall have a Stated Maturity of August 1, 2050.

The 2050 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 705 No Sinking Fund.

No sinking fund is provided for any of the 2050 Bonds.

SECTION 706 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2050 Bonds. The Place of Payment of the 2050 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 707 Global Securities; Appointment of Depositary for Global Securities.

The 2050 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2050 Bonds, and the 2050 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2050 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 708 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, 2050 Bonds are redeemable at the option of the Company, in whole or in part at any time after the Escrow Release Date and prior to the 2050 Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2050 Bonds to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2050 Bonds to be redeemed that would be due if the 2050 Bonds matured on the 2050 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 30 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, at any time on or after the 2050 Par Call Date, the 2050 Bonds are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2050 Bonds to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2050 Bonds pursuant to Section 708(a) or Section 708(b), and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2050 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to Section 708(a) or Section 708(b) shall be given (i) to Holders of the 2050 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 709 Other Terms of the Bonds of the 2050 Bonds.

The other terms of the 2050 Bonds shall be as expressly set forth herein and in Exhibit F.

ARTICLE VIII

SPECIAL REDEMPTION; ESCROW MATTERS

SECTION 801 Special Redemption.

(a) In the event that the Company provides an Escrow Redemption Notice (as defined in the Escrow Agreement) pursuant to Section 6(c)(i) of the Escrow Agreement on or prior to 12:00 p.m. (Pacific Time) on the Redemption Trigger Date to the Escrow Agent, the Company shall, on such date, send a notice to the Trustee and to each Holder of Bonds, substantially in the form attached as Exhibit G hereto, and shall be required to redeem the Bonds on the Special Redemption Date specified in such notice of redemption at the Special Redemption Price. The Special Redemption Date shall be at least three and not more than 30 days after the date of such notice (and in any event shall not be later than September 14, 2020).

(b) If the Company has not notified the Trustee that the Escrow Conditions have been satisfied or issued an Escrow Redemption Notice prior to 12:00 p.m. (Pacific Time) on the Redemption Trigger Date, the Trustee shall, on such date, send to each Holder of Bonds, substantially in the form attached as Exhibit G hereto, specifying the Special Redemption Date and the Special Redemption Price. The Trustee shall, on the Redemption Trigger Date, deliver an Escrow Redemption Notice pursuant to Section 6(c)(ii) of the Escrow Agreement. The Trustee will be paid by the Escrow Agent all amounts from the Escrow Account necessary to pay the Special Redemption Price on such Special Redemption Date, and to the extent of funds withdrawn from the Escrow Account, shall redeem the Bonds on such date at the Special Redemption Price.

(c) Any redemption made pursuant to this Section 801 (a “Special Redemption”) shall be made pursuant to the procedures set forth in the Mortgage Indenture and the Escrow Agreement, except to the extent inconsistent with this paragraph. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

SECTION 802 Escrow Account.

Notwithstanding anything in the Mortgage Indenture, on the Original Issue Date, simultaneously with the issuance of the Bonds, the Company shall, pursuant to the terms of the Escrow Agreement, deposit (or cause to be deposited) into the Escrow Account cash in an amount equal to the net proceeds of the offering of the Bonds, together with additional cash, in an aggregate amount sufficient to redeem the Bonds at the Special Redemption Price on September 14, 2020. Funds held in the Escrow Account shall, pending release to fund the Special Redemption as set forth in Section 801 hereof or as a result of the satisfaction of the Escrow Conditions as set forth in the Escrow Agreement, be invested in accordance with the terms of the Escrow Agreement.

SECTION 803 Special Redemption.

If a Special Redemption of the Securities is to occur pursuant to Section 801 hereof, the Trustee shall direct the Escrow Agent to, and the Escrow Agent shall cause the liquidation of all Escrow Collateral (as such term is defined in the Escrow Agreement) then held by it and the release and deliver of the proceeds of such liquidated Escrow Collateral in accordance with the terms of the Escrow Agreement.

SECTION 804 Release of Escrowed Property.

Upon the satisfaction of the Escrow Conditions, the Company may direct the Escrow Agent, and the Escrow Agent shall cause the liquidation of all Escrow Collateral then held by it and the release and deliver of the proceeds of such liquidated Escrow Collateral subject to the conditions set forth in, and otherwise in accordance with, the terms of the Escrow Agreement.

SECTION 805 Trustee Direction to Execute Escrow Agreement.

The Trustee is hereby authorized and directed to execute and deliver the Escrow Agreement.

ARTICLE IX

AMENDMENT, SUPPLEMENT AND WAIVER

The Trustee and the Company may not modify, amend or supplement this First Supplemental Indenture or the Escrow Agreement except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the First Supplemental Indenture and the Escrow Agreement, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bonds of the Initial Series and no other Bonds.

ARTICLE X

COVENANTS

Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bonds of each series established hereby as of the Original Issue Date.

ARTICLE XI

MISCELLANEOUS

SECTION 1101 Concerning the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this First Supplemental Indenture other than as set forth in the Mortgage Indenture; and this First Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

SECTION 1102 Application of First Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this First Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of the Initial Series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this First Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 1103 Headings.

The headings of the several Articles of this First Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 1104 Effective Date.

This First Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 1105 Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed First Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 1106 Governing Law.

The laws of the State of New York shall govern this First Supplemental Indenture and the Bonds of the Initial Series, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 1107 Severability.

In case any provision in this First Supplemental Indenture or the Bonds of the Initial Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name:	Margaret K. Becker
Title:	Senior Director and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Natahan Turner
Name:	Natahan Turner
Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On May 21, 2020, before me, Jolie F. Ocampo, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jolie Franchesca Ocampo
Signature

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF FLORIDA	}
}
COUNTY OF DUVAL	}

On June 11, 2020, before me, Joshua P. Kakareka, personally appeared Nathan Turner, a Vice President of The Bank of New York Mellon Trust Company, N.A. and, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Joshua P. Kakareka
Joshua P. Kakareka Notary Public State of Florida Comm# GG931852 Expires 11/13/2023

                                                             (Seal)

EXHIBIT A

[FORM OF FLOATING RATE FIRST MORTGAGE BOND DUE 2022]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $500,000,000	ORIGINAL ISSUE DATE: June 19, 2020	INTEREST RATE: LIBOR plus 1.48% per annum
MATURITY DATE: June 16, 2022	INTEREST PAYMENT DATES: March 16, June 16, September 16 and December 16 of each year, commencing September 16, 2020	THIS BOND IS A: ☒ Global Book-Entry Bond ☐Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

FLOATING RATE FIRST MORTGAGE BOND DUE 2022

(Floating Rate)

No. [•]	Principal Amount: $[•]
CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a Floating Rate First Mortgage Bond Due 2022 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, as described on the reverse hereof until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this Floating Rate First Mortgage Bond Due 2022 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be March 2, June 2, September 2 or December 2 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Floating Rate First Mortgage Bonds due 2022 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF FLOATING RATE FIRST MORTGAGE BOND DUE 2022]

This Floating Rate First Mortgage Bond due 2022 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Bonds of this series are subject to Special Redemption in whole on the Special Redemption Date in the event that the Mandatory Redemption Event occurs at the Special Redemption Price. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part, at any time after June 16, 2021 at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

Except as set forth below, this Bond will bear interest for each interest period at a rate determined by the Calculation Agent (as defined below). The Calculation Agent is The Bank of New York Mellon Trust Company, N.A., until such time as the Company appoints a successor calculation agent (herein called the “Calculation Agent”, which term includes any successor Calculation Agent under the Mortgage Indenture). Interest payments on this Bond will be made quarterly in arrears on March 16, February 1, September 16 and August 1 of each year, beginning on September 16, 2020, and on February 1, 2022. The interest rate for this Bond (the “Interest Rate”) for a particular interest period will be a per annum rate equal to LIBOR as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent plus 1.48% (the “Margin”). The Interest Rate on this Bond will be reset on the first day of each interest period other than the initial interest period (each an “Interest Reset Date”). Interest on this Bond will be payable quarterly March 16, June 16, September 16 and December 16 of each year, beginning September 16, 2020. An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial interest period, commencing on June 19, 2020) and ending on the day preceding the next Interest Payment Date.

The interest determination date for an interest period will be the second London Business Day preceding such interest period (the “Interest Determination Date”). Promptly upon determination, the Calculation Agent will inform the Trustee and the Company or its designee (which may be an independent financial advisor or such other designee of the Company (any of such entities, a “Designee”)) will inform the Trustee, of the Interest Rate for the next interest period. Absent manifest error, the determination of the Interest Rate by the Calculation Agent, or in certain circumstances described below, by the Company (or the Designee), shall be binding and conclusive on the Holders of the Bonds of this series, the Trustee and the Company. For the avoidance of doubt, in no event shall the Calculation Agent or the Trustee be the Designee. A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

In no event shall the Calculation Agent be responsible for determining any substitute for LIBOR, or for making any adjustments to any alternative benchmark or spread thereon, the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark. In connection with the foregoing, the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company (or the Designee) and shall have no liability for such actions taken at the direction of the Company.

Any determination, decision or election that may be made by the Company (or the Designee) in connection with a Benchmark Transition Event or a Benchmark Replacement, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary herein, will become effective without consent from any other party. None of the Trustee or the Calculation Agent will have any liability for any determination made by or on behalf of the Company (or the Designee) in connection with a Benchmark Transition Event or a Benchmark Replacement.

On any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date.

Upon written request from any Holder of the Bonds of this series, the Calculation Agent will provide the Interest Rate in effect for the Bonds of this series for the current interest period and, if it has been determined, the Interest Rate to be in effect for the next interest period.

All percentages resulting from any calculation of any Interest Rate for the Bonds of this series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The Interest Rate on the Bonds of this series will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the Interest Rate on the Bonds of this series will in no event be lower than zero.

Interest on the Bonds of this series will accrue from June 19, 2020, or from the most recent Interest Payment Date to which interest has been paid or provided for. If any Interest Payment Date (other than the Maturity Date) falls on a date that is not a Business Day, the payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date (as so adjusted). If the Maturity Date of the Bonds of this series falls on a day that is not a Business Day, then the related payment of principal and interest will be made on the next day that is a Business Day with the same effect as if made on the date that the payment was first due, and no interest will accrue on the amount so payable for the period from the Maturity Date. Interest on the Bonds of this series will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

If LIBOR cannot be determined on the Interest Determination Date as described above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Company for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Company are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR will be the same as the rate determined for the initial interest period.

Notwithstanding the preceding two paragraphs, if the Company (or the Designee) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then current Benchmark, then the provisions set forth below under “Effect of Benchmark Transition Event”, which is referred to as the “Benchmark Transition Provisions,” will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the bonds of this series during the relevant interest period. In accordance with the Benchmark Transition Provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be an annual rate equal to the sum of the Benchmark Replacement and the Margin.

Effect of Benchmark Transition Event:

If the Company (or the Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Bonds of this series in respect of such determination on such date and all determinations on all subsequent dates.

In connection with the implementation of a Benchmark Replacement, the Company (or the Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision, election or calculation that may be made by the Company (or the Designee) pursuant to this Section titled “Effect of Benchmark Transition Event”, including any determination with respect to tenor, rate or adjustment or of the occurrence or nonoccurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or the Designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Securities, shall become effective without consent from the Holders of the Bonds of this series or any other party.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:

(Sign exactly as your name appears on the faceof this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF 1.75% FIRST MORTGAGE BOND DUE 2022]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $2,500,000,000	ORIGINAL ISSUE DATE: June 19, 2020	INTEREST RATE: 1.75% per annum

MATURITY DATE: June 16, 2022	INTEREST PAYMENT DATES: June 16 and December 16 of each year, commencing December 16, 2020	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

1.75% FIRST MORTGAGE BOND DUE 2022

( Fixed Rate)

No. [•]	Principal Amount: $[•]

CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 1.75% First Mortgage Bond Due 2022 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, at the rate of 1.75% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 1.75% First Mortgage Bond Due 2022 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be June 2 and December 2 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By	_

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 1.75% First Mortgage Bonds due 2022 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 1.75% FIRST MORTGAGE BOND DUE 2022]

This 1.75% First Mortgage Bond due 2022 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Bonds of this series are subject to Special Redemption in whole on the Special Redemption Date in the event that the Mandatory Redemption Event occurs at the Special Redemption Price. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part (a) at any time after the Escrow Release Date and prior to June 16, 2021 (the “Par Call Date”) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2022 Bonds to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this series to be redeemed that would be due if the Bonds of this series matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 25 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of the Bonds of this series to be redeemed (assuming, for such purpose, that the Bonds of this series matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(1)	the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

(2)	if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the Bonds.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC and (2) one other primary dealer in certain U.S. government securities selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

[FORM OF 2.10% FIRST MORTGAGE BOND DUE 2027]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,000,000,000	ORIGINAL ISSUE DATE: June 19, 2020	INTEREST RATE: 2.10% per annum

MATURITY DATE: August 1, 2027	INTEREST PAYMENT DATES: February 1 and August 1 of each year, commencing February 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

2.10% FIRST MORTGAGE BOND DUE 2027

( Fixed Rate)

No. [•]	Principal Amount: $[•]

CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 2.10% First Mortgage Bond Due 2027 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, at the rate of 2.10% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 2.10% First Mortgage Bond Due 2027 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 2.10% First Mortgage Bonds due 2027 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 2.10% FIRST MORTGAGE BONDS DUE 2027]

This 2.10% First Mortgage Bond due 2027 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Bonds of this series are subject to Special Redemption in whole on the Special Redemption Date in the event that the Mandatory Redemption Event occurs at the Special Redemption Price. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part (a) at any time after the Escrow Release Date and prior to June 1, 2027 (the “Par Call Date”) at a Redemption Price equal to the greater of:

(iii) 100% of the principal amount of the 2027 Bonds to be redeemed; or

(iv) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this series to be redeemed that would be due if the Bonds of this series matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 25 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of the Bonds of this series to be redeemed (assuming, for such purpose, that the Bonds of this series matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(3)	the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

(4)	if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the Bonds.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC and (2) one other primary dealer in certain U.S. government securities selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

[FORM OF 2.50% FIRST MORTGAGE BOND DUE 2031]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $2,000,000,000	ORIGINAL ISSUE DATE: June 19, 2020	INTEREST RATE: 2.50% per annum

MATURITY DATE: February 1, 2031	INTEREST PAYMENT DATES: February 1 and August 1 of each year, commencing February 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

2.50% FIRST MORTGAGE BOND DUE 2031

(Fixed Rate)

No. [•]	Principal Amount: $[•]

CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 2.50% First Mortgage Bond Due 2031 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 2.50% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 2.50% First Mortgage Bond Due 2031 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 2.50% First Mortgage Bonds due 2031 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF THE 2.50% FIRST MORTGAGE BONDS DUE 2031]

This 2.50% First Mortgage Bond due 2031 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Bonds of this series are subject to Special Redemption in whole on the Special Redemption Date in the event that the Mandatory Redemption Event occurs at the Special Redemption Price. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part (a) at any time after the Escrow Release Date and prior to November 1, 2030 (the “Par Call Date”) at a Redemption Price equal to the greater of:

(v) 100% of the principal amount of the 2031 Bonds to be redeemed; or

(vi) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this series to be redeemed that would be due if the Bonds of this series matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 30 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of the Bonds of this series to be redeemed (assuming, for such purpose, that the Bonds of this series matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(5)	the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

(6)	if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the Bonds.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC and (2) one other primary dealer in certain U.S. government securities selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

[FORM OF 3.30% FIRST MORTGAGE BOND DUE 2040]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,000,000,000	ORIGINAL ISSUE DATE: June 19, 2020	INTEREST RATE: 3.30% per annum

MATURITY DATE: August 1, 2040	INTEREST PAYMENT DATES: February 1 and August 1 of each year, commencing February 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

3.30% FIRST MORTGAGE BOND DUE 2040

(Fixed Rate)

No. [•]	Principal Amount: $[•]

CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.30% First Mortgage Bond Due 2040 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 3.30% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 3.30% First Mortgage Bond Due 2040 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 3.30% First Mortgage Bonds due 2040 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE 3.30% FIRST MORTGAGE BONDS DUE 2040]

This 3.30% First Mortgage Bond due 2040 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Bonds of this series are subject to Special Redemption in whole on the Special Redemption Date in the event that the Mandatory Redemption Event occurs at the Special Redemption Price. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part (a) at any time after the Escrow Release Date and prior to February 1, 2040 (the “Par Call Date”) at a Redemption Price equal to the greater of:

(vii) 100% of the principal amount of the 2040 Bonds to be redeemed; or

(viii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this series to be redeemed that would be due if the Bonds of this series matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 30 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of the Bonds of this series to be redeemed (assuming, for such purpose, that the Bonds of this series matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(7)	the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

(8)	if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the Bonds.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC and (2) one other primary dealer in certain U.S. government securities selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

[FORM OF 3.50% FIRST MORTGAGE BOND DUE 2050]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,925,000,000	ORIGINAL ISSUE DATE: June 19, 2020	INTEREST RATE: 3.50% per annum

MATURITY DATE: August 1, 2050	INTEREST PAYMENT DATES: February 1 and August 1 of each year, commencing February 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

3.50% FIRST MORTGAGE BOND DUE 2050

(Fixed Rate)

No. [•]	Principal Amount: $[•]

CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.50% First Mortgage Bond Due 2050 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 3.50% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 3.50% First Mortgage Bond Due 2050 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 3.50% First Mortgage Bonds due 2050 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE 3.50% FIRST MORTGAGE BONDS DUE 2050]

This 3.50% First Mortgage Bond due 2050 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Bonds of this series are subject to Special Redemption in whole on the Special Redemption Date in the event that the Mandatory Redemption Event occurs at the Special Redemption Price. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds, except pursuant to Sections 801(a) or (b) of the First Supplemental Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part (a) at any time after the Escrow Release Date and prior to February 1, 2050 (the “Par Call Date”)at a Redemption Price equal to the greater of:

(ix) 100% of the principal amount of the 2050 Bonds to be redeemed; or

(x) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this series to be redeemed that would be due if the Bonds of this series matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate plus 30 basis points plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of the Bonds of this series to be redeemed (assuming, for such purpose, that the Bonds of this series matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date:

(9)	the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

(10)	if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the Bonds.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC and (2) one other primary dealer in certain U.S. government securities selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT G

Form of Special Redemption Notice

TO THE HOLDERS OF [    ] FIRST MORTGAGE BONDS DUE [     ]

PACIFIC GAS AND ELECTRIC COMPANY

CUSIP No. [        ]

NOTICE IS HEREBY GIVEN that Pacific Gas and Electric Company, a California corporation (the “Issuer”), pursuant to the Mortgage Indenture, dated as of June 19, 2020 (the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated June 19, 2020 between the Issuer and the Trustee, will redeem all of its outstanding [    ] First Mortgage Bonds due [    ] (CUSIP No. [                ]) (the “Bonds”) on [___________], 2020 (the “Special Redemption Date”) pursuant to Section 801 of the Indenture. The redemption price for each Bond will be $1,010 per $1,000 principal amount thereof, plus accrued and unpaid interest thereon from June 19, 2020 to, but excluding, the Redemption Date (the “Special Redemption Price”). Capitalized terms used herein (but otherwise not defined) shall have such meanings as set forth in the Indenture.

Unless the Issuer defaults in payment of the Special Redemption Price, interest on the Bonds called for redemption shall cease to accrue on and after the Redemption Date.

In order to receive the redemption payment, the Bonds called for redemption must be surrendered for payment at the following location of The Bank of New York Mellon Trust Company, N.A., the Trustee and Paying Agent. Bonds to be redeemed must be surrendered for payment: (a) in book-entry form by transferring the Bonds to be redeemed to the Trustee’s account at DTC in accordance with DTC’s procedures; or (b) by delivering the Bonds to be redeemed to the Trustee at:

The Bank of New York Mellon Trust Company, N.A.

[Trustee Contact Info]

The method of delivery of the Bonds is at the election and risk of the Holder. If delivered by mail, certified or registered mail, properly insured, is recommended. No representation is being made as to the correctness of the CUSIP numbers either as printed on the Bonds or as contained in this notice. Holders should rely only on the other identification numbers printed on the Bonds.

IMPORTANT NOTICE

For Holders of Bonds who have not established an exemption, payments made upon the redemption of the Bonds may be subject to U.S. federal withholding of 24% of the payments to be made, as and to the extent required by the provisions of the U.S. Internal Revenue Code. If Holders have not otherwise established an exemption from such withholding, then to do so, Holders of Bonds should submit a completed and signed Internal Revenue Service Form W-9 (or applicable Form W-8) when surrendering their Bonds for payment. Date: [     ], 20[        ] By: PACIFIC GAS AND ELECTRIC COMPANY